UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2008

                   DATE OF REPORTING PERIOD: DECEMBER 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


================================================================================

                            (ANALYTIC INVESTORS LOGO)

                                  ANNUAL REPORT
                                December 31, 2008

                         THE ADVISORS' INNER CIRCLE FUND

                         ANALYTIC SHORT-TERM INCOME FUND

================================================================================

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2008

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Schedule of Investments ...................................................    6
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statement of Changes in Net Assets ........................................   11
Financial Highlights ......................................................   12
Notes to Financial Statements .............................................   13
Report of Independent Registered Public Accounting Firm ...................   20
Disclosure of Fund Expenses ...............................................   21
Trustees and Officers of The Advisors' Inner Circle Fund ..................   22
Approval of Investment Advisory Agreement .................................   28
Notice to Shareholders ....................................................   30

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, (i) by calling 1-866-777-7818; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

Dear Fellow Shareholders:

We are pleased to send you the Analytic Funds Annual report for the period ending December 31, 2008.

Sullied by the credit crisis and dismal economic outlook Wall Street suffered severely during the period, with the S&P 500 Index returning -37.00% for the year. Investor behavior observed during the first months of the period was quite consistent with trailing periods. As the nature of the market changed in the middle of July, we saw a complete reversal of trends, and a complete lack of persistency in the factors investors valued through the rest of the period. The financial turmoil experienced by some of the world's largest financial institutions, such as Lehman Brothers, Merrill Lynch and AIG, weighed heavily on the stock market, as investors held out hope for a rescue plan. The defeat of the Emergency Economic Stabilization Act of 2008 in the House of Representatives at the end of the period sparked a sharp drop in the market, erasing more than $1 trillion in equity market value. The steep one-day decline obliterated stock returns for the period. During the end of the period, historic aberrations in the stock market continued with the greatest number of +/- 4% daily moves on record, one of the biggest monthly drops ever, and the largest uncovered Ponzi scheme in history. For the period as a whole, the second half was particularly difficult, as volatility continued to spike and there were huge uptakes in cross sectional dispersion.

World markets moved lower for the year with the MSCI World Index losing 40.72% in U.S. dollar terms. European markets were not spared, as the MSCI Europe returned -45.51% in USD terms, as they, too, felt the effects of the U.S. markets as investors doubted the U.S. bailout plan and grew concerned over their own liquidity issues. Also, as the U.S. further extended the short selling restrictions, several European countries also instated their own short selling restrictions. The U.S. Federal Reserve, the European Central Bank and the Bank of Japan all cut interest rates and several governments introduced stimulus packages. Despite these attempts to stimulate their respective markets, however, housing, employment and consumer confidence continued to plummet across the globe throughout the period. In Japan, the TOPIX Index declined significantly for the year, falling 40.62%.

Bonds returns were positive for the 9th consecutive year, as the Barclays Capital Government Credit Index (formerly Lehman Government Credit Index) returned a strong 5.70%. Long term bonds outperformed shorter maturities as they returned 8.44% versus 4.97% for the year. In addition, U.S. Treasuries outpaced corporate bonds during the year, as the Barclays Capital Government Bond Index (formerly Lehman Brothers Government Bond Index) returned 12.39% versus -3.08% for the Barclays Capital Credit Index (formerly Lehman Brothers Credit Index).

The Analytic Short Term Income Fund (symbol: ANSTX) returned -3.47%, underperforming the 4.69% return for the Merrill Lynch 1-3 Year Government Corporate Index. In the past, one of the reasons the Fund outperformed the benchmark was due to the fact that the Fund had a larger exposure than the benchmark to attractively priced credit. As a result, the Fund's exposure to attractively priced credit increased over time. In 2008, however, corporate bonds underperformed, and the large exposure to attractively priced credit hurt the Fund, causing it to underperform the

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

benchmark for the annual period. Analytic sells put options on index and sector options. During the period, options written on the KBW Mortgage Finance Index posted positive returns. However, options sold on certain sectors, such as banking, utility, and gold and silver indices, contributed negatively to performance, as these sectors outperformed during the period.

We appreciate your loyalty and continuing support.

Sincerely,


/s/ Harindra de Silva                   /s/ Greg McMurran

Harindra de Silva, Ph.D., CFA           Greg McMurran
President/Portfolio Manager             Chief Investment Officer

THIS REPRESENTS THE MANAGEMENT TEAM'S ASSESSMENT OF THE PORTFOLIO AND MARKET CONDITIONS AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

SEE PAGES 3 AND 4 FOR DEFINITION OF INDICES.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

DEFINITION OF INDICES

S&P 500 INDEX

Widely regarded as the best single gauge of the U.S. equities market, this world-renowned index includes 500 leading companies in leading industries of the U.S. economy. S&P 500 is a core component of the U.S. indices that could be used as building blocks for portfolio construction. It is also the U.S. component of S&P Global 1200.

Index constituents exhibit the following characteristics:

     -    Market Coverage - Approximately 75% of the U.S. equities market

     -    Weighting - Market capitalization

     -    Market Capitalization - Minimum of US$ 3 billion

     -    Public Float - At least 50%

     -    Reconstitution - As needed basis

With more than US$ 1.53 trillion in indexed assets, the S&P U.S. indices have earned a reputation for being not only leading market indicators, but also investable portfolios designed for cost efficient replication or the creation of index-linked products. The history of the S&P 500 dates back to 1923, with an expansion to include 500 companies in 1957.

Index Governance and Policy

This index is maintained by the S&P Index Committee, whose members include Standard & Poor's economists and index analysts. It follows a set of published guidelines and policies that provide the transparent methodologies used to maintain the index.

MSCI WORLD INDEX

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI EUROPE INDEX

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. As of June 2007, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

TOPIX INDEX

The TOPIX, also known as the Tokyo Stock Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the sub indices of the 33 industry sectors. The index calculation excludes temporary issues and preferred stocks, and has a base value of 100 as of January 4, 1968.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

The U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Lehman Brothers. The U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

LEHMAN BROTHERS GOVERNMENT BOND INDEX

The Lehman Brothers Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Flower bonds and pass-through issues are excluded. Total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

LEHMAN U.S. CREDIT INDEX

The Lehman U.S. Credit Index is a subindex of the Lehman U.S. Government/Credit Index. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. The index is calculated monthly on price-only and total-return basis. All returns are market value-weighted inclusive of accrued interest.

MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX

The Merrill Lynch 1-3 Year U.S. Corporate/Government Index is a market-value weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment grade U.S. domestic debt. Maturities of the securities range from one to three years.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

Growth of a $10,000 Investment

                               (PERFORMANCE GRAPH)

   AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED DECEMBER 31, 2008
----------------------------------
 1 YEAR      5 YEARS     10 YEARS
 ------      -------     --------
 -3.47%       2.49%        4.16%

                             MERRILL LYNCH
               ANALYTIC        1-3 YEAR
              SHORT-TERM    U.S. CORPORATE/
             INCOME FUND   GOVERNMENT INDEX
             -----------   ----------------
12/31/98       $10,000          $10,000
      1999      10,254           10,325
      2000      11,034           11,158
      2001      11,809           12,130
      2002      12,563           12,869
      2003      13,286           13,222
      2004      13,568           13,383
      2005      14,002           13,617
      2006      14,660           14,196
      2007      15,566           15,172
      2008      15,025           15,884

* If the Adviser and/or Fund service providers had not limited certain expenses, the Fund's total return would have been lower.


 THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED,
                   MAY BE WORTH LESS THAN ITS ORIGINAL COST.
    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE
       CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.
THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO
                       NOT REFLECT ANY FEES OR EXPENSES.
 IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE
                             WOULD HAVE BEEN LOWER.

       PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY
             ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY
     MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL
                                   SECURITIES.

                 SEE DEFINITION OF COMPARATIVE INDEX ON PAGE 4.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2008

SECTOR WEIGHTINGS (UNAUDITED)+:

                                   (BAR GRAPH)

45.2%   U.S. Government Agency Obligations
43.9%   U.S. Treasury Obligations
 6.4%   Corporate Obligations
 4.5%   Cash Equivalents

+    PERCENTAGES BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 45.2%

                                                             FACE AMOUNT      VALUE
                                                             -----------   -----------
FEDERAL HOME LOAN BANK --9.2%
      3.625%, 07/01/11 ...................................   $ 4,900,000   $ 5,177,810
                                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 36.0%
      5.375%, 08/15/09 ...................................     1,000,000     1,030,002
      4.000%, 06/24/11 ...................................    10,000,000    10,154,140
      4.000%, 08/05/11 ...................................     8,000,000     8,150,688
      4.000%, 08/26/11 ...................................     1,000,000     1,004,929
                                                                           -----------
                                                                            20,339,759
                                                                           -----------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $24,880,123) .................................                  25,517,569
                                                                           -----------
U.S. TREASURY OBLIGATIONS -- 43.9%
U.S. TREASURY BILLS (A) -- 40.4%
      0.743%, 11/19/09 (B) ...............................    22,590,000    22,522,320
      0.685%, 10/22/09 (C) ...............................       300,000       299,187
                                                                           -----------
                                                                            22,821,507
                                                                           -----------
U.S. TREASURY INFLATIONARY INDEX NOTE -- 3.5%
      3.875%, 01/15/09 (B) ...............................     1,982,805     1,967,478
                                                                           -----------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $24,724,728) .................................                  24,788,985
                                                                           -----------
CORPORATE OBLIGATIONS -- 6.4%
FINANCIALS -- 6.4%
   CitiFinancial
      10.000%, 05/15/09 ..................................       500,000       499,679
   General Electric Capital
      3.000%, 12/09/11 ...................................     3,000,000     3,101,550
                                                                           -----------
   TOTAL CORPORATE OBLIGATIONS
      (Cost $3,587,700) ..................................                   3,601,229
                                                                           -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2008

PURCHASED OPTION CONTRACTS -- 0.0%

                                                                              CONTRACTS/
                                                                                SHARES       VALUE
                                                                              ----------  -----------
   CBOE NASDAQ 100 Index, January 2009, 1,225 Call* .......................            2  $     6,090
   CBOE NASDAQ 100 Index, January 2009, 1,000 Put* ........................            2          440
   S&P 500 Index, January 2009, 960 Call* .................................            9        5,400
   S&P 500 Index, January 2009, 750 Put* ..................................            9        1,575
                                                                                          -----------
   TOTAL PURCHASED OPTION CONTRACTS
      (Cost $12,664) ......................................................                    13,505
                                                                                          -----------
CASH EQUIVALENTS (D) -- 4.5%
   HighMark Diversified Money Market Fund, Fiduciary Class, 1.950% ........    2,248,932    2,248,932
   Union Bank of California Diversified Money Market Fund,
      Fiduciary Shares, 0.050% ............................................      308,744      308,744
                                                                                          -----------
   TOTAL CASH EQUIVALENTS
      (Cost $2,557,676) ...................................................                 2,557,676
                                                                                          -----------
   TOTAL INVESTMENTS -- 100.0%
      (Cost $55,762,891) ..................................................                56,478,964
                                                                                          -----------
WRITTEN INDEX OPTION CONTRACTS -- (0.2)%
   Amex Oil Index, January 2009, 830 Put* .................................          (13)      (8,580)
   CBOE Dow Jones Industrial Average Index, January 2009, 79 Put* .........         (204)      (6,120)
   CBOE Mini Russell 2000 Index, January 2009, 42.50 Put* .................         (380)     (13,300)
   CBOE NASDAQ 100 Index, January 2009, 1,075 Put* ........................           (2)      (1,274)
   ISE SI Index, January 2009, 62.50 Put* .................................         (258)     (11,610)
   PHLX Utility Index, January 2009, 360 Put* .............................          (45)     (22,500)
   S&P 500 Index, January 2009, 800 Put* ..................................          (40)     (16,760)
   S&P 500 Index, January 2009, 780 Put* ..................................           (9)      (2,880)
   CBOE NASDAQ 100 Index, January 2009, 1,200 Call* .......................           (2)      (7,200)
   S&P 500 Index, January 2009, 950 Call* .................................           (9)      (5,400)
                                                                                          -----------
   TOTAL WRITTEN INDEX OPTION CONTRACTS
      (Premiums received $194,187) ........................................               $   (95,624)
                                                                                          -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2008

The following forward foreign currency contracts were outstanding as of December 31, 2008:

                                                                       UNREALIZED
                      CURRENCY TO         CURRENCY TO    CONTRACT     APPRECIATION
MATURITY DATE           RECEIVE             DELIVER        VALUE     (DEPRECIATION)
-------------         -----------         -----------   ----------   --------------
3/18/09         JPY   500,000,000   USD   (5,464,242)   $5,526,815     $  62,573
3/18/09         NOK     7,000,000   USD   (1,005,429)      995,889        (9,540)
3/18/09         NZD     9,300,000   USD   (5,076,870)    5,381,448       304,578
3/18/09         SEK    13,000,000   USD   (1,626,443)    1,643,414        16,971
3/18/09         USD       332,625   AUD     (500,000)      332,625       (13,257)
3/18/09         USD     1,954,079   CAD   (2,400,000)    1,954,079         8,474
3/18/09         USD     1,012,351   CHF   (1,200,000)    1,012,351      (116,815)
3/18/09         USD     5,544,294   EUR   (4,200,000)    5,544,294      (277,303)
3/18/09         USD     2,835,883   GBP   (1,900,000)    2,835,883       109,609
                                                                       ---------
                                                                       $  85,290
                                                                       =========

The following futures contracts were outstanding as of December 31, 2008:

                     NUMBER                     UNREALIZED
CONTRACT               OF       SETTLEMENT     APPRECIATION
DESCRIPTION        CONTRACTS       MONTH      (DEPRECIATION)
------------       ---------   ------------   --------------
CBOE VIX Index          5      January 2009     $(58,762)
U.S. 2 Year Note      105       March 2009       163,148
                                                --------
                                                $104,386
                                                ========

     PERCENTAGES ARE BASED ON NET ASSETS OF $56,506,377.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.

(B) ALL OR A PORTION OF THIS SECURITY HAS BEEN PLEDGED AS COLLATERAL FOR OPEN WRITTEN INDEX OPTION CONTRACTS.

(C) ALL OR A PORTION OF THIS SECURITY HAS BEEN PLEDGED AS COLLATERAL FOR OPEN FUTURES CONTRACTS.

(D)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2008.

CURRENCY LEGEND

AUD  AUSTRALIAN DOLLAR

CAD  CANADIAN DOLLAR

CHF  SWISS FRANC

EUR  EURO DOLLAR

GBP  BRITISH POUND

JPY  JAPANESE YEN

NOK  NORWEGIAN KRONE

NZD  NEW ZEALAND DOLLAR

SEK  SWEDISH KRONE

USD  U.S. DOLLAR

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2008

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments, at Cost ..............................................................   $55,762,891
                                                                                      ===========
Investments, at Value -- Note 2 ...................................................    56,478,964
Unrealized Appreciation on Forward Contracts ......................................       502,205
Dividends and Interest Receivable .................................................       310,094
Receivable due from Investment Adviser ............................................        26,697
Receivable for Capital Shares Sold ................................................         4,393
Prepaid Expenses ..................................................................         9,468
                                                                                      -----------
   Total Assets ...................................................................    57,331,821
                                                                                      -----------
LIABILITIES
Unrealized Depreciation on Forward Contracts ......................................       416,915
Payable for Capital Shares Redeemed ...............................................       182,760
Options Written, at Value (Premiums Received $194,187) ............................        95,624
Payable due to Administrator ......................................................        20,567
Payable for Variation Margin on Futures Contracts .................................        14,481
Payable due to Trustees ...........................................................         3,514
Chief Compliance Officer Fees Payable .............................................         2,927
Income Distribution Payable .......................................................         2,107
Other Accrued Expenses ............................................................        86,549
                                                                                      -----------
   Total Liabilities ..............................................................       825,444
                                                                                      -----------
NET ASSETS ........................................................................   $56,506,377
                                                                                      ===========
NET ASSETS CONSIST OF:
Paid-in Capital ...................................................................   $60,456,761
Distributions in Excess of Net Investment Income ..................................      (564,773)
Accumulated Net Realized Loss .....................................................    (4,389,923)
Unrealized Appreciation on Investments and Written Options ........................       814,636
Unrealized Appreciation on Futures Contracts ......................................       104,386
Unrealized Appreciation on Foreign Currency and Translation of
   Other Assets and Liabilities in Foreign Currency ...............................        85,290
                                                                                      -----------
Net Assets ........................................................................   $56,506,377
                                                                                      ===========
INSTITUTIONAL CLASS SHARES:
Outstanding Shares of Beneficial Interest (unlimited authorization
   -- no par value) ...............................................................     5,801,266
                                                                                      -----------
NET ASSET VALUE PER SHARE .........................................................   $      9.74
                                                                                      ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 FOR THE YEAR ENDED
                                                 DECEMBER 31, 2008

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividend Income ........................................   $    40,856
Interest Income ........................................     2,654,184
                                                           -----------
   TOTAL INVESTMENT INCOME .............................     2,695,040
                                                           -----------
EXPENSES
Investment Advisory Fees ...............................       228,362
Administration Fees ....................................       237,333
Trustees' Fees .........................................        15,955
Chief Compliance Officer Fees ..........................        12,946
Shareholder Servicing Fees .............................       240,910
Transfer Agent Fees ....................................        89,481
Printing Fees ..........................................        49,112
Legal Fees .............................................        39,480
Registration and Filing Fees ...........................        18,612
Audit Fees .............................................        17,234
Pricing Fees ...........................................         8,989
Custodian Fees .........................................         6,438
Other Expenses .........................................        12,973
                                                           -----------
   TOTAL EXPENSES ......................................       977,825
Less:
Waiver of Investment Advisory Fees .....................      (228,362)
Reimbursement of Expenses by Investment Adviser ........      (288,869)
Fees Paid Indirectly--Note 4 ...........................        (3,818)
                                                           -----------
   NET EXPENSES ........................................       456,776
                                                           -----------
NET INVESTMENT INCOME ..................................     2,238,264
                                                           -----------
NET REALIZED GAIN (LOSS) ON:
   Investments .........................................     1,170,874
   Written Option Contracts ............................    (5,525,535)
   Foreign Currency Transactions .......................    (1,456,843)
   Futures Contracts ...................................        (9,456)
                                                           -----------
   TOTAL NET REALIZED LOSS .............................    (5,820,960)
                                                           -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments .........................................      (371,896)
   Written Option Contracts ............................       269,040
   Foreign Currency Transactions .......................       301,472
   Futures Contracts ...................................       134,386
                                                           -----------
   NET CHANGE IN UNREALIZED APPRECIATION ...............       333,002
                                                           -----------
   NET REALIZED AND UNREALIZED LOSS ....................    (5,487,958)
                                                           -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......   $(3,249,694)
                                                           ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                               YEAR           YEAR
                                                                               ENDED          ENDED
                                                                           DECEMBER 31,   DECEMBER 31,
                                                                               2008           2007
                                                                           ------------   ------------
OPERATIONS:
   Net Investment Income ...............................................   $  2,238,264   $  3,108,256
   Net Realized Gain (Loss) ............................................     (5,820,960)       675,062
   Net Change in Unrealized Appreciation ...............................        333,002        695,462
                                                                           ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....     (3,249,694)     4,478,780
                                                                           ------------   ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ...............................................     (1,297,175)    (3,130,613)
   Tax Return of Capital ...............................................     (1,122,098)            --
   Realized Capital Gains ..............................................       (359,267)       (45,776)
                                                                           ------------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...................................     (2,778,540)    (3,176,389)
                                                                           ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Institutional Class Shares:
      Issued ...........................................................     33,453,352     41,703,634
      Reinvestment of Distributions ....................................      2,724,158      3,126,406
      Redemption Fees ..................................................          2,230            654
      Redeemed .........................................................    (51,764,473)   (33,066,901)
                                                                           ------------   ------------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS .............    (15,584,733)    11,763,793
                                                                           ------------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .............................    (21,612,967)    13,066,184
                                                                           ------------   ------------
NET ASSETS:
   Beginning of Year ...................................................     78,119,344     65,053,160
                                                                           ------------   ------------
   End of Year .........................................................   $ 56,506,377   $ 78,119,344
                                                                           ============   ============
   Distributions in Excess of Net Investment Income ....................   $   (564,773)  $   (276,442)
                                                                           ============   ============
SHARE TRANSACTIONS:
   Institutional Class Shares:
      Issued ...........................................................      3,246,163      4,041,411
      Reinvestment of Distributions ....................................        266,809        302,406
      Redeemed .........................................................     (5,180,692)    (3,198,049)
                                                                           ------------   ------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING FROM SHARE
      TRANSACTIONS .....................................................     (1,667,720)     1,145,768
                                                                            ===========   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2008        2007        2006        2005        2004
                                                              -------     -------     -------     -------     -------
Net Asset Value,
   Beginning of Period ....................................   $ 10.46     $ 10.29     $ 10.24     $ 10.37     $ 10.45
                                                              -------     -------     -------     -------     -------
Income from Investment Operations:
   Net Investment Income* .................................      0.30        0.44        0.41        0.28        0.16
   Net Realized and Unrealized Gain (Loss) ................     (0.65)       0.19        0.06        0.05        0.06
                                                              -------     -------     -------     -------     -------
   Total from Investment Operations .......................     (0.35)       0.63        0.47        0.33        0.22
                                                              -------     -------     -------     -------     -------
Redemption Fees ...........................................        --**        --**        --          --          --
                                                              -------     -------     -------     -------     -------
Dividends and Distributions:
   Net Investment Income ..................................     (0.17)      (0.45)      (0.40)      (0.46)      (0.27)
   Tax Return of Capital ..................................     (0.15)         --       (0.02)         --          --
   Net Realized Gains .....................................     (0.05)      (0.01)         --          --       (0.03)
                                                              -------     -------     -------     -------     -------
   Total Dividends and Distributions ......................     (0.37)      (0.46)      (0.42)      (0.46)      (0.30)
                                                              -------     -------     -------     -------     -------
Net Asset Value, End of Period ............................   $  9.74     $ 10.46     $ 10.29     $ 10.24     $ 10.37
                                                              =======     =======     =======     =======     =======
TOTAL RETURN+ .............................................     (3.47)%      6.18%       4.70%       3.20%       2.12%
                                                              =======     =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .....................   $56,506     $78,119     $65,053     $48,349     $25,874
Ratio of Expenses to Average Net Assets ...................      0.61%(1)    0.61%(1)    0.61%(1)    0.60%(1)    0.60%
Ratio of Expenses to Average Net Assets (excluding Waivers,
   Reimbursements and Fees Paid Indirectly) ...............      1.28%       1.27%       1.47%       1.12%       1.55%
Ratio of Net Investment Income to Average Net Assets ......      2.94%       4.28%       3.99%       2.70%       1.55%
Portfolio Turnover Rate ...................................       107%         54%         23%        100%         25%

*    PER SHARE AMOUNTS FOR THE YEAR ARE BASED ON AVERAGE OUTSTANDING SHARES.

**   AMOUNT REPRESENTS LESS THAN $0.01.

+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND/OR REIMBURSED BY THE ADVISER DURING THE YEAR. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.60%.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND
                                                 DECEMBER 31, 2008

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the Analytic Short-Term Income Fund (the "Fund"). The investment objective of the Fund is to provide a high level of income consistent with both low fluctuations in market value and low credit risk by investing primarily (at least 80% of its net assets) in "income-producing" U.S. government securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

At the November 11-12, 2008 quarterly meeting of the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund, the Board was asked to approve the termination and liquidation of the Analytic Global Long-Short Fund (the "Fund"). The Fund's adviser, Analytic Investors, LLC (the "Adviser") recommended the liquidation because the Fund failed to attract an asset base of sufficient size, despite progress made in 2007, to cover the Fund's expense base. The Board approved the termination and liquidation of the Fund at the November 11-12, 2008 meeting, and the Fund was liquidated effective the close of business December 26, 2008.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates and such differences could be material.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

     trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. There were no fair valued securities as of December 31, 2008.

     In September, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards ("SFAS") No. 157, which provides enhanced guidance for using fair value to measure assets and liabilities. The Fund adopted SFAS No. 157 on January 1, 2008. SFAS No. 157 establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

          - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

          - Level 2 -- Quoted prices which are not in active markets, or inputs that are observable (either directly or indirectly) for substantially similar assets.

          - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, whose fair value measurement considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at December 31, 2008:

                                 LEVEL 1       LEVEL 2     LEVEL 3     TOTAL
                               -----------   -----------   -------   -----------
INVESTMENTS IN SECURITIES      $25,392,688   $31,086,276    $ --     $56,478,964

OTHER FINANCIAL INSTRUMENTS*   $   104,386   $    85,290    $ --     $   189,676

LIABILITIES**                  $   (95,624)  $        --    $ --     $   (95,624)

*OTHER FINANCIAL INSTRUMENTS ARE FORWARDS AND FUTURES.

**LIABILITIES ARE WRITTEN OPTION CONTRACTS.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

     Options for which the primary market is a national securities exchange are valued at the last quoted sales price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds' Board.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

     On November 1, 2007, the Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the "more-likely-than-not" threshold, based on the largest benefit that is more than 50 percent likely to be realized.

     The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the Fund's financial statements, and therefore the Fund did not record any tax expense in the current period. If the Fund were to record a tax expense as a result of the adoption of FIN 48, the tax expense would include any interest and penalties.

     The Fund files a U.S. federal income tax return. While the statute of limitations remains open to examine the Fund's U.S. federal income tax returns filed for the fiscal years 2005 to 2008, no examinations are in progress or anticipated at this time. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

     SECURITY TRANSACTION AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Discounts and premiums on securities purchased are amortized using the scientific method that approximates the effective interest method.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterpar-ties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

     FUTURES CONTRACTS -- The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in such contract. Risks of entering into futures contracts include the possibility that a change in the value of a contract may not correlate with the changes in the value of the underlying instruments. It is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its expiration date. Additionally, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

     OPTIONS WRITTEN/PURCHASED -- The Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

     Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized capital gains, if any, will be distributed annually. All distributions are recorded on the ex-dividend date.

     REDEMPTION FEES -- The Fund retains a redemption fee of 2.00% on redemptions of capital shares held less than 10 days. For the year ended December 31, 2008 and December 31, 2007, there were $2,230 and $654, respectively, in redemption fees retained.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investment Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisers and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, FEES PAID INDIRECTLY, SHAREHOLDER SERVICING, DISTRIBUTION, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Fund's average daily net assets.

The Fund earned cash management credits which are used to offset transfer agent expenses. During the year ended December 31, 2008, the Fund earned credits of $3,818. These are presented as "Fees Paid Indirectly" in the Statements of Operations.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. These shareholder servicing fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund's transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Analytic Investors, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the arrangement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement.

Union Bank of California, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5. INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.30% of the average daily net assets.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

The Adviser has voluntarily agreed to waive or limit its advisory fees or assume other expenses to limit the total annual fund operating expenses of the Fund (excluding dividend expenses) to 0.60%. The fee waiver/expense reimbursement arrangement for the Fund can be terminated at any time at the option of the Adviser.

6. INVESTMENT TRANSACTIONS:

The cost of securities purchased and the proceeds from securities sold and maturities, other than short-term investments and written index options for the year ended December 31 2008, were as follows:

              SALES AND     U.S. GOVT.   U.S. GOVT. SALES
PURCHASES     MATURITIES    PURCHASES     AND MATURITIES
---------    -----------   -----------   ----------------
$3,066,000   $11,391,200   $43,570,260      $54,331,491

Transactions in option contracts written for the year ended December 31, 2008, were as follows:

                                                      NUMBER OF
                                                      CONTRACTS     PREMIUMS
                                                      ---------   ------------
Outstanding at December 31, 2007                         2,405    $    285,718
Options written                                         41,647      16,346,825
Options terminated in closing purchase transactions    (28,871)    (12,297,116)
Options expired                                        (14,219)     (4,141,240)
                                                      --------    ------------
Outstanding at December 31, 2008                           962    $    194,187
                                                      ========    ============

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from the distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income (loss), paid-in capital or accumulated net realized gain (loss), as appropriate, in the period the differences arise. Accordingly, the following permanent differences were primarily attributable to the recognition of premium amortization, return of capital distributions, and reclassification of foreign exchange gain (loss) and have been reclassified as follows:

 UNDISTRIBUTED    ACCUMULATED
NET INVESTMENT   NET REALIZED     PAID-IN
    INCOME           GAIN         CAPITAL
--------------   ------------   -----------
  $(107,322)      $1,229,420    $(1,122,098)

These reclassifications had no impact on the net assets or net asset value of the Fund.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

        ORDINARY      LONG-TERM     RETURN OF
         INCOME     CAPITAL GAIN     CAPITAL       TOTAL
       ----------   ------------   ----------   ----------
2008   $1,358,663     $297,779     $1,122,098   $2,778,540
2007    3,130,613       45,776             --    3,176,389

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

As of December 31, 2008, the components of Accumulated Loss on a tax basis were as follows:

Capital Loss Carryforwards     $(4,186,463)
Post October Currency Losses      (453,358)
Net Unrealized Appreciation         689,601
Other Temporary Differences           (164)
                               -----------
Total Accumulated Loss         $(3,950,384)
                               ===========

For Federal income tax purposes, net capital loss carryforwards as of December 31, 2008 were $4,186,463, expiring in the year 2016, and may be carried forward and applied against future net capital gains.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2008 through December 31, 2008 that, in accordance with Federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

At December 31, 2008, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities (excluding written index option contracts, forwards, and futures) held by the Fund were as follows:

  FEDERAL     APPRECIATED   DEPRECIATED   NET UNREALIZED
  TAX COST     SECURITIES    SECURITIES    APPRECIATION
-----------   -----------   -----------   --------------
$55,788,522     $738,377     $(47,935)       $690,442

8. OTHER:

At December 31, 2008, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Fund was as follows:

   NO. OF
SHAREHOLDERS   % OWNERSHIP
------------   -----------
      2           79.20%

These shareholders are comprised of omnibus accounts that are held on behalf of multiple underlying shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. ACCOUNTING PRONOUNCEMENT:

In March 2008, the FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and the Shareholders of
Analytic Short-Term Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Analytic Short-Term Income Fund (one of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 26, 2009

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.

                                  BEGINNING     ENDING                 EXPENSES
                                   ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                    VALUE       VALUE       EXPENSE     DURING
                                    7/1/08     12/31/08     RATIOS      PERIOD*
                                  ---------   ---------   ----------   --------
ANALYTIC SHORT-TERM INCOME FUND
ACTUAL FUND RETURN                $1,000.00   $  957.50      0.60%       $2.95
HYPOTHETICAL 5% RETURN            $1,000.00   $1,022.12      0.60%       $3.05

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE ADVISORS' INNER CIRCLE FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of

                                            TERM OF
                          POSITION(S)     OFFICE AND
    NAME, ADDRESS,         HELD WITH       LENGTH OF               PRINCIPAL OCCUPATION(S)
       AGE(1)              THE TRUST    TIME SERVED(2)              DURING PAST 5 YEARS
 ---------------------    -----------   --------------   -------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER          Chairman of    (Since 1991)    Currently performs various services on
62 yrs. old                the Board                     behalf of SEI Investments for which Mr.
                          of Trustees                    Nesher is compensated.

WILLIAM M. DORAN            Trustee      (Since 1992)    Self-employed consultant since 2003.
1701 Market Street                                       Partner, Morgan, Lewis & Bockius LLP (law
Philadelphia, PA 19103                                   firm) from 1976 to 2003, counsel to the
68 yrs. old                                              Trust, SEI, SIMC, the Administrator and the
                                                         Distributor. Secretary of SEI since 1978.

INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY             Trustee      (Since 1994)    Attorney, sole practitioner since 1994.
77 yrs. old                                              Partner, Dechert Price & Rhoads, September
                                                         1987- December 1993.

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                 ANALYTIC SHORT-TERM INCOME FUND

their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-7818. The following chart lists Trustees and Officers as of December 31, 2008.

    NUMBER OF
   PORTFOLIOS
IN THE ADVISORS'
  INNER CIRCLE
  FUND OVERSEEN               OTHER DIRECTORSHIPS
 BY BOARD MEMBER             HELD BY BOARD MEMBER(3)
----------------   -------------------------------------------
       33          Trustee of The Advisors' Inner Circle Fund II,
                   Bishop Street Funds, SEI Asset Allocation
                   Trust, SEI Daily Income Trust, SEI
                   Institutional International Trust, SEI
                   Institutional Investments Trust, SEI
                   Institutional Managed Trust, SEI Liquid Asset
                   Trust, SEI Tax Exempt Trust, and SEI Alpha
                   Strategy Portfolios, L.P., Director of SEI
                   Global Master Fund, plc, SEI Global Assets
                   Fund, plc, SEI Global Investments Fund, plc,
                   SEI Investments Global, Limited, SEI
                   Investments -- Global Fund Services, Limited,
                   SEI Investments (Europe), Limited, SEI
                   Investments -- Unit Trust Management (UK),
                   Limited, SEI Global Nominee Ltd., SEI
                   Opportunity Fund, L.P., SEI Structured Credit
                   Fund, L.P., and SEI Multi- Strategy Funds plc.

       33          Trustee of The Advisors' Inner Circle Fund II,
                   Bishop Street Funds, SEI Asset Allocation
                   Trust, SEI Daily Income Trust, SEI
                   Institutional International Trust, SEI
                   Institutional Investments Trust, SEI
                   Institutional Managed Trust, SEI Liquid Asset
                   Trust, SEI Tax Exempt Trust, and SEI Alpha
                   Strategy Portfolios, L.P., Director of SEI since 1974. Director of the Distributor since
                   2003. Director of SEI Investments -- Global
                   Fund Services, Limited, SEI Investments
                   Global, Limited, SEI Investments (Europe),
                   Limited, SEI Investments (Asia), Limited and
                   SEI Asset Korea Co., Ltd.

       33          Trustee of The Advisors' Inner Circle Fund II,
                   Bishop Street Funds, Massachusetts Health and
                   Education Tax-Exempt Trust, and U.S.
                   Charitable Gift Trust, SEI Asset Allocation
                   Trust, SEI Daily Income Trust, SEI
                   Institutional International Trust, SEI
                   Institutional Investments Trust, SEI
                   Institutional Managed Trust, SEI Liquid Asset
                   Trust, SEI Tax Exempt Trust, and SEI Alpha
                   Strategy Portfolios, L.P.

THE ADVISORS' INNER CIRCLE FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                           TERM OF
                          POSITION(S)    OFFICE AND
    NAME, ADDRESS,         HELD WITH      LENGTH OF                PRINCIPAL OCCUPATION(S)
        AGE(1)             THE TRUST    TIME SERVED(2)              DURING PAST 5 YEARS
 ---------------------    -----------   --------------   -------------------------------------------
INDEPENDENT
BOARD MEMBERS
(CONTINUED)

GEORGE J. SULLIVAN, JR.     Trustee      (Since 1999)    Self-Employed Consultant, Newfound
65 yrs. old                                              Consultants Inc. since April 1997.

BETTY L. KRIKORIAN          Trustee      (Since 2005)    Vice President Compliance, AARP Financial
65 yrs. old                                              Inc. since September 2008. Self-Employed
                                                         Legal and Financial Services Consultant
                                                         since 2003. In-house Counsel, State Street
                                                         Bank Global Securities and Cash Operations
                                                         from 1995 to 2003.

CHARLES E. CARLBOM          Trustee      (Since 2005)    Self-Employed Business Consultant, Business
74 yrs. old                                              Project Inc. since 1997. CEO and President,
                                                         United Grocers Inc. from 1997 to 2000.

MITCHELL A. JOHNSON         Trustee      (Since 2005)    Private Investor since 1994.
66 yrs. old

JOHN K. DARR                Trustee      (Since 2008)    CEO, Office of Finance, FHL Banks from 1992
64 yrs. old                                              to 2007.

OFFICERS

PHILIP T. MASTERSON       President      (Since 2008)    Managing Director of SEI Investments since
44 yrs. old                                              2006. Vice President and Assistant Secretary
                                                         of the Administrator from 2004 to 2006.
                                                         General Counsel of Citco Mutual Fund
                                                         Services from 2003 to 2004. Vice President
                                                         and Associate Counsel for the Oppenheimer
                                                         Funds from 2001 to 2003.

(1) Unless otherwise noted, the business address of each Trustee or officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

                                                 ANALYTIC SHORT-TERM INCOME FUND

    NUMBER OF
   PORTFOLIOS
IN THE ADVISORS'
  INNER CIRCLE
  FUND OVERSEEN                  OTHER DIRECTORSHIPS
 BY BOARD MEMBER                      HELD BY
    /OFFICER                   BOARD MEMBER/OFFICER(3)
----------------   ---------------------------------------------------
       33          Trustee of The Advisors' Inner Circle Fund II,
                   Bishop Street Funds, State Street Navigator
                   Securities Lending Trust, SEI Asset Allocation
                   Trust, SEI Daily Income Trust, SEI Institutional
                   International Trust, SEI Institutional Investments
                   Trust, SEI Institutional Managed Trust, SEI Liquid
                   Asset Trust, SEI Tax Exempt Trust, and SEI Alpha
                   Strategy Portfolios, L.P., Director of SEI
                   Opportunity Fund, L.P., and SEI Structured Credit
                   Fund, L.P., member of the independent review
                   committee for SEI's Canadian-registered mutual
                   funds.

       33          Trustee of The Advisors' Inner Circle Fund II and
                   Bishop Street Funds.

       33          Director, Oregon Transfer Co. and O.T. Logistics,
                   Inc. and Trustee of The Advisors' Inner Circle Fund
                   II and Bishop Street Funds.

       33          Trustee of The Advisors' Inner Circle Fund II, and
                   Bishop Street Funds, SEI Asset Allocation Trust,
                   SEI Daily Income Trust, SEI Institutional
                   International Trust, SEI Institutional Investments
                   Trust, SEI Institutional Managed Trust, SEI Liquid
                   Asset Trust, SEI Tax Exempt Trust, and SEI Alpha
                   Strategy Portfolios, L.P.

       33 Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and Trustee of The Advisors' Inner
                   Circle Fund II and Bishop Street Funds.

       N/A                                 N/A

THE ADVISORS' INNER CIRCLE FUND

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                           TERM OF
                          POSITION(S)    OFFICE AND
    NAME, ADDRESS,         HELD WITH      LENGTH OF                PRINCIPAL OCCUPATION(S)
        AGE(1)             THE TRUST    TIME SERVED(2)              DURING PAST 5 YEARS
 ---------------------    -----------   --------------   -------------------------------------------
OFFICERS (CONTINUED)

MICHAEL LAWSON             Treasurer,    (Since 2005)    Director, SEI Investments, Fund Accounting
48 yrs. old                Controller                    since July 2005. Manager, SEI Investments,
                           and Chief                     Fund Accounting from April 1995 to February
                           Financial                     1998 and November 1998 to July 2005.
                            Officer

RUSSELL EMERY                Chief       (Since 2006)    Director of Investment Product Management
45 yrs. old                Compliance                    and Officer Development at SEI Investments
                                                         since February 2003. Senior Investment
                                                         Analyst, Equity team at SEI Investments from
                                                         March 2000 to February 2003.

JOSEPH M. GALLO               Vice       (Since 2007)    Corporate Counsel of SEI since 2007;
35 yrs. old                President                     Associate Counsel, ICMA Retirement
                              and                        Corporation 2004-2007; Federal Investigator,
                           Secretary                     U.S. Department of Labor 2002-2004; U.S.
                                                         Securities and Exchange Commission- Division
                                                         of Investment Management, 2003.

CAROLYN E. MEAD               Vice       (Since 2007)    Corporate Counsel of SEI since 2007;
51 yrs. old                President                     Associate, Stradley, Ronon, Stevens & Young
                              and                        2004-2007; Counsel, ING Variable Annuities,
                           Assistant                     1999-2002.
                           Secretary

JAMES NDIAYE                  Vice       (Since 2004)    Employed by SEI Investments Company since
40 yrs. old                President                     2004. Vice President, Deutsche Asset
                              and                        Management from 2003-2004. Associate,
                           Assistant                     Morgan, Lewis & Bockius LLP from 2000-2003.
                           Secretary                     Counsel, Assistant Vice President, ING
                                                         Variable Annuities Group from 1999-2000.


TIMOTHY D. BARTO              Vice       (Since 2000)    General Counsel, Vice President and
40 yrs. old                President                     Secretary of SEI Investments Global Funds
                              and                        Services since 1999; Associate, Dechert (law
                           Assistant                     firm) from 1997-1999; Associate, Richter,
                           Secretary                     Miller & Finn (law firm) from 1994-1997.

ANDREW S. DECKER          AML Officer    (Since 2008)    Compliance Officer and Product Manager, SEI,
45 yrs. old                                              2005-2008. Vice President, Old Mutual
                                                         Capital, 2000-2005. Operations Director,
                                                         Prudential Investments, 1998-2000.

(1) Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

                                                 ANALYTIC SHORT-TERM INCOME FUND

    NUMBER OF
   PORTFOLIOS
IN THE ADVISORS'
  INNER CIRCLE
  FUND OVERSEEN              OTHER DIRECTORSHIPS
   BY OFFICER                 HELD BY OFFICER(3)
----------------   --------------------------------------

       N/A                           N/A

       N/A                           N/A

       N/A                           N/A

       N/A                           N/A

       N/A                           N/A

       N/A                           N/A

       N/A                           N/A

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on November 11-12, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Adviser regarding, among other things:
(i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the firm and its investment philosophy and reviewed key personnel. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the quality, nature and extent of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED) (CONCLUDED)

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Board was provided with information regarding the Fund's performance since the Advisory Agreement was last renewed, as well as information regarding the Fund's performance since its inception. The Board also compared the Fund's performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, a representative of the Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year, focusing on investment approach and general economic factors. The representative discussed factors contributing to the Fund's investment performance, noting in particular the impact of certain of the Fund's investments on the short-term performance of the Fund. The Board concluded that the performance of the Fund was reasonable, noting that the Fund's performance was within the range of its peer group.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the advisory fees paid by the Fund to the Adviser, and the fee waivers that the Adviser had made over the period, as well as the costs and other expenses incurred by the Adviser in providing advisory services. The Trustees also reviewed reports comparing the respective expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee appeared reasonable in light of the services rendered and the result of arm's length negotiations, and the Fund's advisory fee was consistent with the range of advisory fees paid by similarly managed mutual funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS' INNER CIRCLE FUND                  ANALYTIC SHORT-TERM INCOME FUND

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a December 31, 2008, tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2008, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2008, the portfolio is designating the following items with regard to distributions paid during the year.

                                                                  DIVIDENDS
                                                                  QUALIFYING
                                                                FOR CORPORATE                                      SHORT-TERM
                 LONG TERM    ORDINARY     RETURN                 DIVIDENDS   QUALIFYING     U.S.      INTEREST     CAPITAL
               CAPITAL GAIN    INCOME        OF       TOTAL       RECEIVABLE   DIVIDEND   GOVERNMENT    RELATED       GAIN
               DISTRIBUTION DISTRIBUTIONS CAPITAL DISTRIBUTIONS DEDUCTION (1) INCOME (2) INTEREST (3) INCOME (4) DIVIDENDS (5)
               ------------ ------------- ------- ------------- ------------- ---------- ------------ ---------- -------------
Short-Term
   Income Fund    10.72%        48.90%     40.38%    100.00%        0.00%        0.00%       0.00%       0.00%      100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Analytic Short-Term Income Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were or were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Income" as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2010.

                                      NOTES

                                      NOTES

                         ANALYTIC SHORT-TERM INCOME FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-866-777-7818

                               INVESTMENT ADVISER:
                             Analytic Investors, LLC
                              555 West Fifth Street
                                   50th Floor
                              Los Angeles, CA 90013

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

ANA-AR-001-0700

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2008                                                   2007
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $17,190             N/A               N/A             $36,400             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-        $79,000(2)           N/A               N/A            $79,000(2)           N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A             $79,000
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:

   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
   (2) Includes fees for: Professional services rendered in connection with the GIPS firm wide verification for Analytic Investors for the years ended December 31, 2008 and December 31, 2007.

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2008             2007
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  0%               0%

                ---------------------------- ----------------- ----------------
                Tax Fees                            0%               0%

                ---------------------------- ----------------- ----------------
                All Other Fees                      0%               0%

                ---------------------------- ----------------- ----------------


(f)    Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $79,000 for 2008 and 2007, respectively.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre- approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, except as noted below, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms. The registrant's fund accountant identified a weakness in its internal controls relating to the application of fair value pricing for certain international equity securities held by international equity funds that used an automated fair valuation process.

(b) Except for the corrections noted above, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             The Advisors' Inner Circle Fund

By (Signature and Title)*                /s/ Philip T. Masterson
                                         ---------------------------
                                         Philip T. Masterson
                                         President

Date: March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                /s/ Philip T. Masterson
                                         ---------------------------
                                         Philip T. Masterson
                                         President

Date:  March 9, 2009

By (Signature and Title)*                /s/ Michael Lawson
                                         ---------------------------
                                         Michael Lawson
                                         Treasurer, Controller & CFO

Date: March 9, 2009

* Print the name and title of each signing officer under his or her signature.